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                    SECURITIES AND EXCHANGE COMMISSION
                          WASHINGTON, D.C.  20549

                                 FORM 8-K

                              CURRENT REPORT
                  PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934



                    Date of Report:  September 14, 1994
                     (Date of earliest event reported)

                      CROWN CORK & SEAL COMPANY, INC.
          (Exact Name of Registrant as specified in its charter)

     Pennsylvania                  1-2227               23-15264444
State of Incorporation    (Commission File Number)   (I.R.S. Employer
                                                      Identification No.)

                           9300 Ashton Road
                    Philadelphia, Pennsylvania 19136
                          (215) 698-5100
             (Address of Registrant's Principal Executive
          Offices and telephone number, including area code)









                    This document consists of  3 pages.













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Item 5.  Other Events.

         On September 14, 1994, Crown Cork & Seal Company, Inc. (the "Company") announced that it will incur a charge in its third quarter ending September 30 to reflect the costs associated with the restructuring of its metal packaging operations in the U.S. and Canada. A copy of the Company's News Release announcing this restructuring is included herein as Exhibit 20 and is hereby incorporated by reference in this Form 8-K.

Item 7.   Financial Statements and Exhibits.

(c) Exhibits

    20.   News Release of the Company dated September 14, 1994.






                                  SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       CROWN CORK & SEAL COMPANY, INC.



Date: September 23, 1994               By:/s/Timothy J. Donahue
                                             Timothy J. Donahue
                                             Financial Controller
























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